Dreyfus

New York Tax Exempt

Intermediate

Bond Fund

ANNUAL REPORT May 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               Dreyfus New York

                                                        Tax Exempt Intermediate

                                                                Bond Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus New York Tax Exempt Intermediate Bond Fund, covering the 12-month period from June 1, 1999 through May 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's
portfolio    manager,    Monica    Wieboldt.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might reemerge caused the Federal Reserve Board to raise short-term interest rates six times during the reporting period, for a total increase of 1.75 percentage points. Despite an encouraging rally during the first quarter of 2000, higher interest rates generally led to an erosion of municipal bond prices.

We appreciate your confidence over the past year and we look forward to your continued participation in Dreyfus New York Tax Exempt Intermediate Bond Fund

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

June 15, 2000




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus New York Tax Exempt Intermediate Bond Fund perform during the period?

For the 12-month reporting period ended May 31, 2000, Dreyfus New York Tax Exempt Intermediate Bond Fund achieved a -0.89% total return.(1) In comparison, the fund's peer group, as measured by the Lipper New York Intermediate Municipal Debt Funds category average, achieved a -0.67% total return for the same period.(2)

We attribute the fund's performance to a difficult investment environment. More specifically, the fund was negatively influenced by higher interest rates when the Federal Reserve Board (the "Fed") tightened monetary policy six times during the reporting period in an attempt to relieve inflationary pressures.

What is the fund's investment approach?

The fund's primary objective is to seek a high level of federal, New York state and New York City tax-exempt income as is consistent with the preservation of capital from a portfolio of municipal bonds. In addition, we also seek to manage the fund for a competitive total return.

In managing the fund, we attempt to add value by selecting investment-grade tax-exempt bonds in the maturity ranges that we believe are most likely to provide the highest yields. These bonds comprise the portfolio's core position. We augment the core position with bonds that we believe have the potential to provide both current income and the potential for capital appreciation.

What other factors influenced the fund's performance?

As mentioned earlier, the fund was influenced by changing market conditions over the past year. Although the first quarter of 2000 experienced an encouraging municipal bond market rally, most of 1999 and the two months following the first quarter of 2000 saw more difficult investment environments.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When the reporting period began on June 1, 1999, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures, especially wages in a tight job market. In an attempt to ease these pressures and forestall a reacceleration of inflation, the Fed raised short-term interest rates six times during the reporting period, causing most bond prices to fall, including those of many of the fund' s holdings. These interest-rate hikes accounted for a total increase of 1.75 percentage points since mid-1999.

In addition, municipal bond prices fell because of adverse supply-and-demand influences. For a variety of reasons, institutional investors such as insurance companies have recently participated less in the tax-exempt bond market. Despite strong demand from individual investors, the absence of institutional buyers helped  reduce  overall demand and, therefore, drove municipal bond prices down,
including    those    of    many    of    the    fund'   s    holdings.

During the first few months of 2000, however, issuance of municipal bonds nationally declined sharply compared to the same period one year ago. Although New York is considered a high-issuance state, the supply of newly issued bonds declined there as well. Some New York municipalities that refinanced bond issues during the low interest-rate environment over the past several years are expected to be absent from this year's municipal bond marketplace. As a result, when compared to other states, we believe that New York bonds are currently trading at attractive levels.

What is the fund's current strategy?

We began to adopt a more defensive posture toward the end of 1999, and we have generally maintained that posture through the end of the reporting period. That' s because we anticipated the Fed's May 16, 2000 interest-rate hike, which at 0.50 percentage points was particularly severe. However, we are aware that one or more rate hikes may be implemented in the near future should inflationary fears persist.


During the reporting period we saw the market go through several cycles. Accordingly, we focused on maintaining or shortening the fund's duration when possible, reducing our exposure to discount positions as the market rose and, as the effects of rate increases filtered through the market, we were given the
opportunity   to   add  issues  with  strong  income  characteristics  and  call protection.

From a security selection perspective, we have reduced our holdings of bonds that carry the risk of early redemption within the next 10 years. This strategy was designed to protect the fund' s income stream by locking in competitive yields for a longer period. We also increased our vigilance with regard to the credit quality of our holdings, focusing on highly rated bonds that are backed by specific revenue streams. We also favor general obligation bonds that are backed by their issuers' general taxing authority.

June 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus New York Tax
Exempt Intermediate Bond Fund and the Lehman Brothers 10-Year Municipal Bond
Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 5/31/00

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                           (0.89)%             4.30%             6.14%

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND ON 5/31/90 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN NEW YORK MUNICIPAL SECURITIES AND MAINTAINS A PORTFOLIO WITH A WEIGHTED-AVERAGE MATURITY RANGING BETWEEN 3 AND 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN NEW YORK MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. THESE FACTORS, COUPLED WITH THE POTENTIALLY LONGER MATURITY OF THE INDEX, CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

May 31, 2000

                                                                                             Principal

LONG-TERM MUNICIPAL INVESTMENTS--97.2%                                                      Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--92.3%

Albany Parking Authority, Parking Revenue

   6.50%, 11/1/2004                                                                           1,000,000               1,031,770

Battery Park City Authority, Revenue

   5.125%, 11/1/2005                                                                          3,330,000               3,312,751

Buffalo Municipal Water Finance Authority,
   Water System Revenue

   5.50%, 7/1/2005 (Insured; FSA)                                                             1,200,000                1,214,508

Cattaraugus County Industrial Development Agency,

  Civic Facility Revenue (St. Bonaventure University Project):

      5%, Series A, 9/15/2009                                                                   745,000                  685,236

      5%, Series B, 9/15/2009                                                                 1,055,000                  970,368

      5%, Series A, 9/15/2010                                                                   740,000                  672,334

      5%, Series B, 9/15/2010                                                                 1,110,000                1,008,502

      5%, Series A, 9/15/2011                                                                   825,000                  740,124

      5%, Series B, 9/15/2011                                                                 1,160,000                1,040,659

      5%, 9/15/2012                                                                           1,225,000                1,085,730

City University of New York, COP (John Jay College)

   5.75%, 8/15/2004                                                                           5,000,000                5,067,400

Franklin Solid Waste Management Authority,
   Solid Waste System Revenue

   6%, 6/1/2005 (Prerefunded 6/1/2003)                                                        1,515,000  (a)           1,580,175

Huntington Housing Authority, Senior Housing Facility Revenue

   (Gurwin Jewish Senior Residences) 5.50%, 5/1/2009                                          2,660,000                2,434,937

Metropolitan Transportation Authority

  Transit Facilities Revenue:

      5.50%, 7/1/2008 (Insured; MBIA)                                                         4,380,000                4,409,171

      5.625%, 7/1/2010 (Insured; MBIA)                                                        4,895,000                4,935,531

      5.125%, 7/1/2014 (Insured; FSA)                                                         5,650,000                5,309,361

Nassau County:

   General Improvement 5.10%, 11/1/2011 (Insured; AMBAC)                                      3,725,000                3,581,699

   5.75%, 3/1/2013 (Insured; FSA)                                                             4,955,000                4,952,275

Nassau County Health Care Corp.,

   Health System Revenue 6%, 8/1/2012 (Insured; FSA)                                          4,000,000                4,139,560

Nassau County Tobacco Settlement Corporation

   5%, 7/15/2008                                                                              1,385,000                1,368,103

New York City:

   6.25%, 8/1/2009                                                                            7,860,000                8,178,524

   5.125%, 8/1/2012 (Insured; FGIC)                                                           4,250,000                4,057,050

   4.875%, 8/1/2014 (Insured; FGIC)                                                           3,345,000                3,020,100

New York City Housing Authority, Multi-Family Revenue

   5.20%, 7/1/2004 (Insured; AMBAC)                                                           2,275,000                2,255,208

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City Industrial Development Agency,

  Industrial Development Revenue
  (Field Hotel Associates L.P. JFK Project)

   5.80%, 11/1/2013                                                                           6,000,000               5,367,660

New York City Transitional Finance Authority,
   Revenue (Future Tax Secured):

      5.25%, 11/15/2013                                                                       3,000,000               2,872,890

      5%, 11/1/2015 (Insured; FGIC)                                                           4,000,000               3,662,800

New York City Industrial Development Agency,

  Civic Facility Revenue (College of Aeronautics Project):

      5.10%, 5/1/2008                                                                           500,000                 471,790

      5.25%, 5/1/2010                                                                           555,000                 519,269

      5.30%, 5/1/2011                                                                           585,000                 545,103

New York State:

   COP 4.40%, 8/1/2003                                                                        2,355,000               2,282,537

   5.50%, 8/15/2006                                                                           4,300,000               4,350,267

   5.40%, 10/1/2008                                                                           1,430,000               1,436,335

New York State Dormitory Authority, Revenue:

   (Carmel Richmond Nursing Home)
      5%, 7/1/2015 (LOC; Allied Irish Bank PLC)                                               2,000,000               1,760,660

   (City University):

      5.70%, 7/1/2005                                                                         3,500,000               3,537,450

      5.25%, 7/1/2006 (Insured; FGIC)                                                         3,000,000               3,008,370

      5.75%, 7/1/2009 (Insured; FGIC)                                                         8,085,000               8,271,036

   (Cornell University) 5.40%, 7/1/2009                                                       4,000,000               4,008,880

   (Department of Health):

      5.50%, 7/1/2005                                                                         1,000,000               1,001,480

      6%, 7/1/2005                                                                            2,500,000               2,551,875

      6%, 7/1/2006                                                                            2,350,000               2,400,807

   Lease (Court Facilities--Westchester County) 5%, 8/1/2010                                  5,570,000               5,373,825

   (FFT Senior Communities Inc.) 5.70%, 7/1/2029
      (LOC; KBC Bank, N.V.)                                                                   2,100,000               2,099,034

   (Highland Community Development Corp.)

      5.50%, 7/1/2001 (LOC; HSBC)                                                             4,660,000               4,648,630

   (Mental Health Services Facilities) 6%, 8/15/2006                                          3,320,000               3,392,841

   (Schools Program):

      5.25%, 7/1/2009 (Insured; MBIA)                                                         2,475,000               2,440,647

      5.25%, 7/1/2010 (Insured; MBIA)                                                         1,670,000               1,648,724

      5.25%, 7/1/2011                                                                         1,435,000               1,365,991

   Secured Hospital:

      (Bronx-Lebanon Hospital Center)

         5.10%, 2/15/2012 (Insured; MBIA)                                                     2,475,000               2,349,815

      (Interfaith Medical Center)

         5.375%, 2/15/2012 (Insured; MBIA)                                                    3,340,000               3,254,830



                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Dormitory Authority, Revenue (continued):

  (State Service Contract--Albany County):

      5.10%, 4/1/2010                                                                         2,310,000                2,190,088

      5.25%, 4/1/2011                                                                         1,210,000                1,152,706

   (State University Educational Facilities):

      6.10%, 5/15/2008 (Prerefunded 5/15/2004)                                                2,000,000  (a)           2,112,400

      5%, 5/15/2014 (Insured; MBIA)                                                           1,500,000                1,390,965

   (Terence Cardinal Cooke Health) 4.50%, 7/1/2010                                            3,500,000                3,227,105

New York State Energy Research and Development Authority,

  State Service Contract Revenue
  (Western New York Nuclear Service Center Project):

      5.25%, 4/1/2003 (Insured; CMAC)                                                         5,345,000                5,364,830

      5.40%, 4/1/2005 (Insured; CMAC)                                                         2,000,000                2,016,320

New York State Environmental Facilities Corp.:

  Special Obligation:

      (Riverbank State Park) 7.10%, 4/1/2002                                                  1,130,000                1,173,889

      (State Park Infrastructure) 5.75%, 3/15/2008                                            2,475,000                2,487,697

   PCR (State Water Revolving Fund):

      6.20%, 3/15/2004                                                                        1,700,000                1,753,499

      6.35%, 6/15/2006 (Prerefunded 6/15/2004)                                                1,195,000  (a)           1,266,509

New York State Housing Finance Agency, Revenue:

  (Housing Mortgage Project)

      5.875%, 11/1/2010 (Insured; FSA)                                                        3,930,000                4,013,237

   (Service Contract Obligation):

      5.25%, 3/15/2011                                                                        3,465,000                3,301,417

      5.25%, 9/15/2011                                                                        3,610,000                3,433,940

      5.875%, 9/15/2014                                                                       3,000,000                2,985,360

New York State Local Government Assistance Corp.:

   5.125%, 4/1/2013 (Insured; MBIA)                                                           3,000,000                2,848,170

   5.375%, 4/1/2014                                                                           3,000,000                2,889,240

New York State Medical Care Facilities Finance Agency, Revenue

  (Hospital and Nursing Home)

   5.875%, 2/15/2008 (Insured; FHA)                                                           2,000,000                2,037,160

New York State Mortgage Agency, Revenue

   (Homeowner Mortgage) 6.15%, 10/1/2001                                                      1,225,000                1,237,863

New York State Thruway Authority:

  (Highway and Bridge Trust Fund):

      5.25%, 4/1/2009 (Insured; FGIC)                                                         4,500,000                4,463,640

      5.30%, 4/1/2010 (Insured; AMBAC)                                                        1,680,000                1,666,291

      5.25%, 4/1/2014 (Insured; FGIC)                                                         4,425,000                4,225,654

      5.125%, 4/1/2015 (Insured; MBIA)                                                        3,500,000                3,268,475

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Thruway Authority (continued):

  Service Contract Revenue (Local Highway and Bridge):

      5.625%, 4/1/2007                                                                        3,315,000                3,335,255

      5.90%, 4/1/2007                                                                         7,000,000                7,150,290

New York State Urban Development Corp.

  Project (Onondaga County Convention):

      6.25%, 1/1/2007                                                                         1,725,000                1,789,291

      6.25%, 1/1/2008                                                                         1,830,000                1,901,992

      6.25%, 1/1/2009                                                                         1,950,000                2,020,629

      6.25%, 1/1/2010                                                                         2,065,000                2,132,092

Niagara Falls, City School District COP

  High School Facility

   5.625%, 6/15/2013 (Insured; MBIA)                                                          2,045,000                2,035,613

Oneida County Public Improvement

   Zero Coupon, 4/15/2014 (Insured; AMBAC)                                                    1,000,000                  445,460

Onondaga County Industrial Development Agency, PCR

   (Anheuser-Busch Co. Inc. Project) 6.625%, 8/1/2006                                         4,000,000                4,212,000

Orange County Industrial Development Agency,

  Life Care Community Revenue (The Glen Arden Inc. Project):

      4.90%, 1/1/2002                                                                           285,000                  280,295

      5%, 1/1/2003                                                                              220,000                  213,902

      5.10%, 1/1/2004                                                                           425,000                  407,690

      5.20%, 1/1/2005                                                                           225,000                  213,689

      5.30%, 1/1/2006                                                                           250,000                  235,210

      5.35%, 1/1/2007                                                                           225,000                  209,232

Port Authority of New York and New Jersey

   (Construction-119th Series)
   5.75%, 9/15/2011 (Insured; FGIC)                                                           3,500,000                3,542,210

Rensselaer Industrial Development Agency, IDR
   (Albany International Corp.)

   7.55%, 6/1/2007 (LOC; Fleet Trust Co.)                                                     2,000,000                2,204,840

Scotia Housing Authority, Revenue

  (Coburg Village, Inc. Project):

      5%, 1/1/2001                                                                              130,000                  129,464

      5.10%, 7/1/2001                                                                           135,000                  133,828

      5.10%, 1/1/2002                                                                           135,000                  133,126

      5.20%, 7/1/2002                                                                           145,000                  142,489

      5.20%, 1/1/2003                                                                           145,000                  141,690

      5.30%, 7/1/2003                                                                           150,000                  145,953

      5.30%, 1/1/2004                                                                           155,000                  149,694

      5.35%, 7/1/2004                                                                           155,000                  149,051

      5.35%, 1/1/2005                                                                           160,000                  152,907

      5.40%, 7/1/2005                                                                           165,000                  157,021


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Scotia Housing Authority, Revenue (continued)
  (Coburg Village, Inc. Project) (continued):

      5.40%, 1/1/2006                                                                           170,000                 160,727

      5.45%, 7/1/2006                                                                           175,000                 164,771

      5.45%, 1/1/2007                                                                           180,000                 168,332

      5.50%, 7/1/2007                                                                           185,000                 172,313

      5.50%, 1/1/2008                                                                           190,000                 175,518

      5.55%, 7/1/2008                                                                           195,000                 179,382

Suffolk County Industrial Development Agency:

   IDR (Nissequoque Cogen Partners Facility)
      4.875%, 1/1/2008                                                                        2,250,000                2,059,290

   Solid Waste Disposal Facility Revenue:

      6.48%, 10/1/2004 (Insured; AMBAC)                                                       4,270,000  (b)           4,377,433

      6.67%, 10/1/2005                                                                        4,590,000  (b)           4,756,020

Suffolk County Judicial Facilities Agency,

  Service Agreement Revenue

   (John P Cohalan Complex)
   5%, 4/15/2016 (Insured; AMBAC)                                                             2,720,000                2,476,288

Syracuse:

   COP (Syracuse Hancock International Airport)
      6.50%, 1/1/2004                                                                         1,045,000                1,075,942

   Public Improvement:

      5.70%, 6/15/2004 (Prerefunded 6/15/2002)                                                1,850,000  (a)           1,909,200

      5.70%, 6/15/2005 (Prerefunded 6/15/2002)                                                1,830,000  (a)           1,888,560

Syracuse Industrial Development Agency, Pilot Revenue

   5.125%, 10/15/2002 (LOC; ABN AMRO Bank)                                                    2,405,000                2,401,128

Triborough Bridge & Tunnel Authority,

   Special Obligation 5.125%, 1/1/2015 (Insured; MBIA)                                        3,000,000                2,803,770

TSASC Inc.,Tobacco Flexible Amortization Bonds:

   5.25%, 7/15/2011                                                                           2,675,000                2,599,164

   5.375%, 7/15/2012                                                                          2,440,000                2,365,922

   6%, 7/15/2018                                                                              1,670,000                1,654,402

United Nations Development Corp. (Senior Lien):

   5.30%, 7/1/2010                                                                            1,175,000                1,138,657

   5.30%, 7/1/2011                                                                              910,000                  873,345

Westchester County Industrial Development Agency, RRR:

   Equity (Westchester Resco Co. Project) 5.50%, 7/1/2009                                     2,650,000                2,372,783

   (Resco Co. Project) 5.50%, 7/1/2006 (Insured; AMBAC)                                       2,850,000                2,882,860

   (Westchester Resco Co. Project) 5.125%, 7/1/2006
      (Insured; AMBAC)                                                                        1,000,000                  986,110

Yonkers GO

   5.25%, 12/1/2015 (Insured; AMBAC)                                                          2,110,000                1,995,490

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--4.9%

Commonwealth of Puerto Rico

   Improvement 5.375%, 7/1/2005                                                               2,250,000                2,273,783

Puerto Rico Telephone Authority, Revenue

   5.755%, 1/25/2007 (Insured; MBIA)
   (Prerefunded 1/1/2003)                                                                     3,925,000  (a,b)         3,974,063

Virgin Islands Public Finance Authority, Revenue

   Fund Loan Notes, Senior Lien 5.50%, 10/1/2004                                              3,000,000                2,992,320

Virgin Islands Water and Power Authority, Electric System:

   5.125%, 7/1/2004                                                                           1,455,000                1,428,970

   5.125%, 7/1/2011                                                                           4,230,000                4,017,612

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $296,809,126)                                                                                               292,270,145
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--1.1%
------------------------------------------------------------------------------------------------------------------------------------

New York City GO, VRDN 4.45% (Insured; FGIC)

   (cost $3,200,000)                                                                          3,200,000  (c)           3,200,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $300,009,126)                                                                            98.3%              295,470,145

CASH AND RECEIVABLES (NET)                                                                         1.7%                5,158,612

NET ASSETS                                                                                       100.0%              300,628,757


Summary of Abbreviations

AMBAC                American Municipal Bond
                         Assurance Corporation
CMAC                 Capital Market Assurance

                         Corporation

COP                  Certificate of Participation

FGIC                 Financial Guaranty Insurance

                         Company

FHA                  Federal Housing Administration

FSA                  Financial Security Assurance

GO                   General Obligation

IDR                  Industrial Development Revenue

LOC                  Letter of Credit

MBIA                 Municipal Bond Investors

                         Assurance Insurance Corporation

PCR                  Pollution Control Revenue

RRR                  Resources Recovery Revenue

VRDN                 Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              42.6

AA                               Aa                              AA                                               15.1

A                                A                               A                                                27.6

BBB                              Baa                             BBB                                               6.9

F1                               MIG1/P1                         SP1/A1                                            2.6

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                     5.2

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(C)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
CHANGE.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

May 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           300,009,126   295,470,145

Cash                                                                    864,233

Interest receivable                                                   4,675,868

Prepaid expenses                                                          4,337

                                                                    301,014,583
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           199,776

Payable for shares of Beneficial Interest redeemed                      138,356

Accrued expenses                                                         47,694

                                                                        385,826
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      300,628,757
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     306,372,037

Accumulated net realized gain (loss) on investments                 (1,204,299)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                           (4,538,981)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     300,628,757
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                     17,457,000

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          17.22

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended May 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     17,541,572

EXPENSES:

Management fee--Note 3(a)                                            1,972,728

Shareholder servicing costs--Note 3(b)                               1,000,852

Professional fees                                                       40,105

Trustees' fees and expenses--Note 3(c)                                  37,955

Custodian fees                                                          33,371

Prospectus and shareholders' reports--Note 3(b)                         14,724

Registration fees                                                        7,045

Loan commitment fees--Note 2                                             3,549

Miscellaneous                                                           32,523

TOTAL EXPENSES                                                       3,142,852

Less--reduction in management fee due to

   undertaking--Note 3(a)                                             (508,999)

NET EXPENSES                                                         2,633,853

INVESTMENT INCOME--NET                                              14,907,719
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (1,198,980)

Net unrealized appreciation (depreciation) on investments          (17,440,976)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (18,639,956)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (3,732,237)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                        Year Ended May 31,
                                               ---------------------------------

                                                     2000                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         14,907,719           15,924,901

Net realized gain (loss) on investments       (1,198,980)            4,083,315

Net unrealized appreciation (depreciation)

   on investments                            (17,440,976)           (6,345,358)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                  (3,732,237)           13,662,858
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (15,037,464)         (15,879,865)

Net realized gain on investments              (2,175,364)          (4,150,285)

TOTAL DIVIDENDS                              (17,212,828)         (20,030,150)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  43,301,192          68,623,498

Dividends reinvested                           13,932,842          16,485,740

Cost of shares redeemed                     (102,186,708)         (77,696,631)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS          (44,952,674)           7,412,607

TOTAL INCREASE (DECREASE) IN NET ASSETS      (65,897,739)           1,045,315
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           366,526,496          365,481,181

END OF PERIOD                                 300,628,757          366,526,496

Undistributed investment income--net                   --              129,745
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,462,175            3,675,854

Shares issued for dividends reinvested            793,011              882,130

Shares redeemed                               (5,811,793)          (4,167,561)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,556,607)             390,423

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                          Year Ended May 31,
                                                                 ------------------------------------------------------------------

                                                                 2000          1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            18.31         18.62          18.06          17.83         18.05

Investment Operations:

Investment income--net                                            .81           .80            .82            .83           .85

Net realized and unrealized

   gain (loss) on investments                                   (.97)          (.10)           .65            .41          (.22)

Total from Investment Operations                                (.16)            .70          1.47           1.24           .63

Distributions:

Dividends from investment income--net                           (.81)          (.80)          (.82)         (.83)          (.85)

Dividends from net realized
   gain on investments                                          (.12)          (.21)          (.09)         (.18)             --

Total Distributions                                             (.93)         (1.01)          (.91)        (1.01)          (.85)

Net asset value, end of period                                  17.22         18.31          18.62         18.06          17.83
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                (.89)          3.75           8.25          7.12           3.52
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .80           .80            .80           .80           .84

Ratio of net investment income

   to average net assets                                         4.53          4.28           4.44           4.64          4.69

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .15           .14            .15            .16           .12

Portfolio Turnover Rate                                         36.07         33.08          42.40          45.29         47.48
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        300,629        366,526        365,481        357,530       365,148

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus New York Tax Exempt Intermediate Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.


(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $1,407 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $900,000 available for Federal income tax purposes to be applied against future net The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

securities profits, if any, realized subsequent to May 31, 2000. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 11_2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. The Manager had undertaken from June 1, 1999 to May 31, 2000 to reduce the management fee paid by the fund, to the extent that the fund' s aggregate annual expenses (exclusive of certain expenses as described above) exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $508,999 during the period ended May 31, 2000.

(b) Under the Service Plan (the "Plan") adopted pursuant to rule 12b-1 under the Act, the fund pays the distributor for distributing the fund's shares and servicing shareholder accounts ("Servicing") and for adver tising and marketing relating to the fund. The Plan provides for payments to be made at an aggregate annual rate of .25 of 1% of the value of the fund's average daily net assets. Prior to March 22, 2000, Premier Mutual Fund Service Inc., and not DSC, received payments under the Plan for distributing fund shares and for servicing shareholder accounts. The distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the fund's average daily net assets for any full fiscal year. During the period ended May 31, 2000, the fund was charged $824,723 pursuant to the Plan, of which $769,037 was paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2000, the fund was charged $114,259 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act, receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days of their issuance, including on redemptions through the use of the fund' s exchange privilege. During the period ended May 31, 2000, redemption fee charged and retained by the fund amounted to $742. Effective June 1, 2000, this fee will be chargeable within thirty days following the date of issuance of such shares.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2000, amounted to $116,186,361 and $166,647,234, respectively.

At  May  31,  2000,  accumulated  net unrealized depreciation on investments was
$4,538,981,   consisting   of   $2,550,299  gross  unrealized  appreciation  and
$7,089,280 gross unrealized depreciation.

At May 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus New York Tax Exempt Intermediate Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus New York Tax Exempt Intermediate Bond Fund, including the statement of investments, as of May 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Tax Exempt Intermediate Bond Fund at May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

July 5, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended May 31, 2000:

-- all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New York residents, New York State and New York City personal income taxes), and

-- the fund hereby designates $.1124 per share as a long-term capital gain distribution of the $.1167 per share paid on December 9, 1999.

 As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.


                                                             The Fund

                                                           For More Information

                        Dreyfus New York Tax Exempt Intermediate

                        Bond Fund

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   705AR005